Transamerica Asset Allocation Long Horizon

SCHEDULE OF INVESTMENTS

At July 31, 2020

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 22.2%
Transamerica International Equity (A)	2,412,334	$ 39,393,408

Money Market Fund - 0.2%
Transamerica Government Money Market (A)	349,395	349,395

U.S. Equity Funds - 68.0%
Transamerica Large Growth (A)	2,458,633	40,321,584
Transamerica Large Value Opportunities (A)	4,359,370	36,487,927
Transamerica Mid Cap Growth (A)	984,167	11,859,215
Transamerica Mid Cap Value Opportunities (A)	1,008,014	9,989,416
Transamerica Small Cap Growth (A)	1,612,910	11,596,820
Transamerica Small Cap Value (A)	1,318,147	10,334,276

		120,589,238

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 9.6%
Transamerica High Quality Bond (A)	88,618	$ 882,635
Transamerica High Yield Bond (A)	389,513	3,380,971
Transamerica Inflation-Protected Securities (A)	537,073	5,848,725
Transamerica Intermediate Bond (A)	637,766	7,047,312

		17,159,643

Total Investment Companies (Cost $168,878,033)		177,491,684

Total Investments (Cost $168,878,033)		177,491,684
Net Other Assets (Liabilities) - (0.0)% (B)		(88,605)

Net Assets - 100.0%		$ 177,403,079

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$177,491,684	$—	$—	$177,491,684

Total Investments	$177,491,684	$—	$—	$177,491,684

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value July 31, 2020	Shares as of July 31, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica Government Money Market	$421,339	$50,183,706	$(50,255,650)	$—	$—	$349,395	349,395	$2,066	$—
Transamerica High Quality Bond	901,539	306,942	(326,663)	(1,552)	2,369	882,635	88,618	19,531	—
Transamerica High Yield Bond	3,535,473	558,992	(560,523)	(38,927)	(114,044)	3,380,971	389,513	137,166	—
Transamerica Inflation-Protected Securities	5,841,306	1,959,103	(2,293,345)	98,891	242,770	5,848,725	537,073	46,720	—
Transamerica Intermediate Bond	7,376,494	1,874,167	(2,552,798)	127,155	222,294	7,047,312	637,766	118,310	—
Transamerica International Equity	41,640,394	6,241,741	(4,808,548)	(569,012)	(3,111,167)	39,393,408	2,412,334	1,185,390	—
Transamerica Large Growth	41,684,985	12,171,050	(22,281,559)	4,855,972	3,891,136	40,321,584	2,458,633	282,577	7,464,165
Transamerica Large Value Opportunities	39,463,286	5,348,466	(4,562,427)	(175,008)	(3,586,390)	36,487,927	4,359,370	729,406	194,753
Transamerica Mid Cap Growth	12,009,258	1,467,585	(3,140,589)	(656,268)	2,179,229	11,859,215	984,167	—	203,496
Transamerica Mid Cap Value Opportunities	10,987,466	1,881,995	(1,241,257)	(212,108)	(1,426,680)	9,989,416	1,008,014	122,860	311,778
Transamerica Small Cap Growth	12,019,612	2,054,389	(3,080,396)	6,002	597,213	11,596,820	1,612,910	—	790,301
Transamerica Small Cap Value	10,297,481	3,121,128	(1,193,985)	(322,819)	(1,567,529)	10,334,276	1,318,147	216,906	214,770

Total	$186,178,633	$87,169,264	$(96,297,740)	$3,112,326	$(2,670,799)	$177,491,684	16,155,940	$2,860,932	$9,179,263

(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	There were no transfers in or out of Level 3 during the period ended July 31, 2020. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

The notes are an integral part of this report. Transamerica Funds	Page 1

Transamerica Asset Allocation Long Horizon

NOTES TO SCHEDULE OF INVESTMENTS

At July 31, 2020

(unaudited)

INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Fund’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at July 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying investments as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying investments and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

The notes are an integral part of this report. Transamerica Funds	Page 2